EXHIBIT 25.1
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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
                                    ---------

                      CHECK IF AN APPLICATION TO DETERMINE
           ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(b)(2) [ ]
                                    ---------

                     WELLS FARGO BANK, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

Not Applicable                                                    94-1347393
(State of incorporation                                       I.R.S. employer
if not a U.S. national bank)                                 identification no.)


505 Main Street, Suite 301
Fort Worth, Texas                                                          76102
(Address of principal executive offices)                              (Zip code)

                              Wells Fargo & Company
                          Law Department, Trust Section
                                  MAC N9305-172
                         Sixth and Marquette, 17th Floor
                              Minneapolis, MN 55479
                              (agent for services)
                                    ---------

                               GASCO ENERGY, INC.
               (Exact name of obligor as specified in its charter)

Nevada                                                            98-0204105
(State or other jurisdiction of                               (I.R.S. employer
incorporation or organization)                               identification no.)


14 Inverness Drive East, Building H, Suite 236
Englewood, CO                                                              80112
(Address of principal executive offices)                              (Zip code)
                                    ---------

                     5.50% Convertible Senior Notes due 2011
                       (Title of the indenture securities)


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Item 1.  General  Information.  Furnish  the  following  information  as to  the trustee:

      (a) Name and address of each examining or supervising authority to which it is subject.

          Comptroller of the Currency,
          Treasury Department
          Washington, D.C. 20230

          Federal Deposit Insurance Corporation
          Washington, D.C. 20429

          Federal Reserve Bank of San Francisco
          San Francisco, CA 94120

      (b) Whether it is authorized to exercise corporate trust powers.

          The trustee is authorized to exercise corporate trust powers.

Item 2. Affiliations with Obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.

      None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 15.  Foreign Trustee.  Not applicable.

Item 16.  List of Exhibits.

Wells Fargo Bank incorporates by reference into this Form T-1 exhibits attached hereto.

Exhibit 1. A copy of the Articles of Association of the trustee now in effect.*

Exhibit 2. A copy of the Comptroller of the Currency Certificate of Corporate Existence for Wells Fargo Bank, National Association, dated November 28, 2001.*

Exhibit 3. A copy of the authorization of the trustee to exercise corporate trust powers. A copy of the Comptroller of the Currency Certificate of Corporate Existence (with Fiduciary Powers) for Wells Fargo Bank, National Association, dated November 28, 2001.*

Exhibit 4.  Copy of By-laws of the trustee as now in effect.*

Exhibit 5.  Not applicable.

Exhibit 6. The  consents of United  States  institutional  trustees  required by
     Section 321(b) of the Act.


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Exhibit 7.  Attached is a copy of the latest  report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

Exhibit 8.  Not applicable.

Exhibit 9.  Not applicable.

* Incorporated by reference to exhibit number 25 filed with registration statement number 333-87398.




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                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Wells Fargo Bank, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Fort Worth and State of Texas on the 30th day of November, 2004.

                                      WELLS FARGO BANK, NATIONAL ASSOCIATION

                                      By: /s/ Melissa Scott
                                         --------------------------------------
                                         Melissa Scott, Vice President




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                                    Exhibit 6

November 30, 2004

Securities and Exchange Commission
Washington, D.C. 20549

Gentlemen:

         In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request thereof.


                                           Very truly yours,

                                          WELLS FARGO BANK, NATIONAL ASSOCIATION

                                          By: /s/ Melissa Scott
                                              --------------------------------
                                              Melissa Scott, Vice President




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                                    Exhibit 7

                      Consolidated Report of Condition of

                      Wells Fargo Bank National Association
               of 101 North Phillips Avenue, Sioux Falls, SD 57104
                     And Foreign and Domestic Subsidiaries,
                  at the close of business September 30, 2004,
          filed in accordance with 12 U.S.C. ss.161 for National Banks.

                                                                          Dollar Amounts
                                                                           In Millions
                                                                         --------------
ASSETS
Cash and balances due from depository institutions:
         Noninterest-bearing balances and currency and coin                 $ 13,183
         Interest-bearing balances                                             2,782
Securities:
         Held-to-maturity securities                                               0
         Available-for-sale securities                                        30,191
Federal funds sold and securities purchased under agreements to resell:
         Federal funds sold in domestic offices                                5,017
         Securities  purchased  under  agreements  to resell                     961
Loans and lease financing receivables:
         Loans and leases held for sale                                       33,062
         Loans and leases, net of unearned income                240,775
         LESS: Allowance for loan and lease losses                 2,467
         Loans and leases, net of unearned income and allowance              238,308
Trading Assets                                                                 5,989
Premises and fixed assets (including capitalized leases)                       3,273
Other real estate owned                                                          122
Investments in unconsolidated subsidiaries and associated companies              299
Customers' liability to this bank on acceptances outstanding                     112
Intangible assets
         Goodwill                                                              8,558
         Other intangible assets                                               8,485
Other assets                                                                  12,631
                                                                            --------
Total assets                                                                $362,973
                                                                            ========


LIABILITIES
Deposits:
         In domestic offices                                                $261,252
                  Noninterest-bearing                             79,485
                  Interest-bearing                               181,767
         In foreign offices, Edge and Agreement subsidiaries, and IBFs         18,543
                  Noninterest-bearing                                  3
                  Interest-bearing                                18,540
Federal funds purchased and securities sold under agreements to repurchase:
         Federal funds purchased in domestic offices                           11,909
         Securities sold under agreements to repurchase                         3,155







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



                                                                          Dollar Amounts
                                                                            In Millions
                                                                          ---------------

Trading liabilities                                                            4,285
Other borrowed money
   (includes mortgage indebtedness and obligations under capitalized leases)  15,091
Bank's liability on acceptances executed and outstanding                         112
Subordinated notes and debentures                                              4,531
Other liabilities                                                             10,005
                                                                             -------
Total liabilities                                                           $328,883

Minority interest in consolidated subsidiaries                                    53

EQUITY CAPITAL
Perpetual preferred stock and related surplus                                      0
Common stock                                                                     520
Surplus (exclude all surplus related to preferred stock)                      24,512
Retained earnings                                                              8,305
Accumulated other comprehensive income                                           700
Other equity capital components                                                    0
                                                                            --------
Total equity capital                                                          34,037
                                                                            --------
Total liabilities, minority interest, and equity capital                    $362,973
                                                                            ========

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I, James E. Hanson,  Vice  President of the  above-named  bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.


                                                                 James E. Hanson
                                                                  Vice President

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.


Dave Hoyt
Howard Atkins                               Directors
Pat Callahan



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